DREYFUS PREMIER AGGRESSIVE GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to announce that Paul A. LaRocco was appointed primary portfolio manager of Dreyfus Premier Aggressive Growth Fund on April 8, 1998.

    A nine-year veteran of the financial services industry, Mr. LaRocco joined Dreyfus on April 1, 1998. Mr. LaRocco also serves as a portfolio manager for Founders Asset Management LLC, which was recently acquired by Mellon Bank Corporation, Dreyfus's parent company. Mr. LaRocco's appointment as portfolio manager of the Fund is the first strategic integration move stemming from the acquisition of Founders.
    Mr. LaRocco joins Dreyfus and Founders from Oppenheimer Funds, New York, where he was a vice president and portfolio manager of the $950 million Capital Appreciation Fund (variable annuity). He was also portfolio manager of the Oppenheimer MidCap Fund and associate manager of Oppenheimer Discovery Fund. A graduate of the University of California at Santa Barbara with a B.A. in biological sciences and a B.S. in physiological psychology, Mr. LaRocco also received an MBA with a concentration in finance from the University of Chicago Graduate School of Business. He is a Chartered Financial Analyst
(CFA).
    Please note that the objective and policies of the Dreyfus Premier Aggressive Growth Fund have not changed. The Fund will continue to be managed in an aggressive growth style with an emphasis on selecting rapidly growing companies from a range of market capitalizations. Because of the volatile nature of the securities that comprise the Fund's portfolio, this type of investment continues to be appropriate for investors with a tolerance for high risk and a long-term investment horizon.
    While Michael Schonberg will continue to serve as a portfolio manager for the Fund, we believe that you can look forward to Paul LaRocco's leadership in managing the Dreyfus Premier Aggressive Growth Fund. Thank you for allowing us to serve your investment needs.
                              Sincerely,

                       [Stephen E. Canter signature logo]

                              Stephen E. Canter
                              Chief Investment Officer
                              The Dreyfus Corporation

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Dreyfus Premier Aggressive Growth Fund completed the first half of its current fiscal year on March 31, 1998. The total return for the six-month period lagged the general stock market.
    For the six months ended March 31, 1998, the performance for your Fund is shown in the following table:

Total Return*

____________
            Class A Shares                                          -21.20%
            Class B Shares                                          -21.54%
            Class C Shares                                          -22.02%
            Class R Shares                                          -21.35%
            Standard & Poor's 500 Composite Stock Price Index**
            17.21%
    The Fund's underperformance of the last six months resulted from a number of the Fund's holdings that experienced fundamental disappointments, such as negative earnings surprises and delayed new product introductions, or specific market trading pressures, including secondary share offerings and year-end tax-loss selling.
Economic Review
    A shift to a slower economy may have started this spring, ending nearly two years of above-trend real growth. Slowing economic growth in the late phase of this business cycle is not accompanied by accelerating price inflation; rather it is accompanied by rising cost pressures. This hot and cold mix in the economy has kept Federal Reserve Board (the "Fed") policy in neutral in recent months, with equal concern over rising wage inflation and slowing growth. In turn, stable short-term rates have thwarted the market's attempts to reduce long-term rates. Meanwhile, a slowing economy without pricing power threatened to curb corporate revenue growth this year. Rising costs already have begun to squeeze corporate profit margins in some sectors.
    The industrial sector is leading the economic slowdown, as evidenced by weak orders for exports and capital goods and cutbacks in automobile production. Manufacturers are bearing the brunt of Asia's economic turmoil, the strong dollar, and pricing constraints due to import competition. The household sector, which benefits from these factors, has enjoyed strong purchasing power that has fueled a boom in housing demand and consumer spending. This mix has kept the labor market quite tight, exerting upward pressure on wages, especially in the service economy.
    The Fed abandoned its bias towards tighter monetary policy earlier this year. However, by keeping short-term interest rates stable, the Fed has effectively created a floor for longer-term rates. Demand for U.S. Treasury bonds has periodically increased this year as investors sought refuge in higher quality instruments. And the shift to a Federal budget surplus has curtailed the new supply of bonds. The Fed's neutral stance has had the effect of forcing a higher range of interest rates than the market might otherwise bear.
    As for corporate profits, a very mixed picture has begun to emerge. The risk to this year's overall profit growth, and hence to the total economy, is that slower economic growth may coexist for some time with rising cost pressures.
Market Overview
    The equity market experienced several sharp swings over the last 12-month and six-month periods. Following a downward market correction during February-April 1997, coinciding with a rise in long-term bond rates to over 7.1%, stocks rallied from the April low to new high levels in the August-October period boosted by a combination of strong corporate earnings growth and declining interest rates.

    In mid-October, however, the Asian economic problems became the focus for all equity markets, raising fears of depression in parts of Asia and a potential global recession in 1998. Stock markets dropped sharply for two weeks from mid- to late October, with most U.S. market indices declining 10% or more during that time. While share prices recovered during November and early December, the lower overall investor confidence levels contributed to outperformance by larger-capitalization shares which rallied to near previous record-high levels, but smaller-capitalization shares lagged in the recovery. Stocks that had made recent disappointing earnings announcements were severely hurt during the market decline and often failed to recover much at all during the fourth quarter.
    In 1998, equity markets got off to a poor start as increased fear of earnings disappointments caused another market drop in early January. From the mid-January lows for most stocks, share prices began to rally as severe U.S. recession fears moderated, and U.S. corporate earnings reports and 1998 outlook comments provided positive news for equities. By the end of March, many stock market indices had reached new record high levels reflecting the positive combination of low inflation and low interest rates along with still-positive prospects for earnings growth in 1998 as domestic economic growth remained strong, led by strength in the consumer sector.
Portfolio Focus
    The portfolio's primary overweightings have been in health care, technology and process industries, emphasizing smaller-capitalization companies. Many of the stock holdings have a market capitalization under $250 million, a group that has lagged behind the performance of large-capitalization stocks.
    The eight largest portfolio holdings as of March represented over 30% of the Fund's assets and reflect the growth emphasis on consumer (Cinar Films, Cl.B), health care (Macro Chem/Delaware, Biovail), technology (Newcom), process industries (Chromatics Color Science, Eco Soil Systems), niche transportation (American Classic Voyages) and financial (Downey Financial) companies. These are corporations that appear to have strong above-average growth prospects through important new business introductions in 1998 and 1999.
    Earnings disappointments in late 1997 or early 1998 occurred at Sheldahl (technology), ONCOR (medical technology), Triteal (technology), Ultrafem (consumer products), Famous Dave's of America (restaurants) and Larson Davis (process technology). Secondary share offerings pressured Complete Management (medical services), Crystal Systems Solutions (technology), Image Guided Technologies (technology) and Eco Soil Systems (process industries).
    A number of actions have already been taken in an effort to enhance the potential return prospects of the Fund. Several poorly performing stocks were eliminated from the Fund as were stocks where the risk of future disappointment was deemed to be high. More specifically, we sold securities where we believe (1) the timing of expected positive developments is unclear for the near term (generally six months); and (2) performance and/or earnings have been strong but volatile, and valuations have reached a level where the near-term upside potential looks limited, even though long-term prospects may remain bright. Also, we have added positions to the Fund that (1) we believe have greater likelihood of near-term positive developments plus strong long-term prospects or (2) are larger holdings with high liquidity and the potential for greater near-term Wall Street coverage.

    With these and other changes still to come, we believe that patient investors will be rewarded for their investment in this Fund.
                              Sincerely,

  [Paul A. LaRocco signature logo]       [Michael Schonberg signature logo]

          Paul A. LaRocco                      Michael Schonberg
          Portfolio Manager                    Portfolio Manager
April 21, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC.-Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is widely accepted unmanaged index of U.S. stock market performance.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS                                                                  MARCH 31, 1998 (UNAUDITED)
Common Stocks-75.9%                                                                   Shares                Value
                                                                                   _____________       _____________
  Commercial Services-1.8%              Four Media                                       260,000 (a)  $    2,437,500
                                        Intellicell                                      187,200 (a)         585,000
                                        Intellicell (Warrants)                           102,500 (a)              -
                                        Wiztec Solutions                                 170,000 (a)       1,933,750
                                                                                                       _____________
                                                                                                           4,956,250
                                                                                                       _____________

  Consumer Non-durables-.3%             Ultrafem                                         725,000 (a,b)        611,719
                                        Vista 2000                                       631,078 (a)          39,442
                                                                                                       _____________
                                                                                                             651,161
                                                                                                       _____________

  Consumer Services-6.6%                Alma International                               170,000 (a)          34,000
                                        Cinar Films, Cl. B                               300,000 (a)      12,787,500
                                        Home Security International                      297,500 (a,b)     3,123,750
                                        Hotel Discovery                                   71,600 (a)         201,375
                                        Hotel Discovery (Warrants)                        97,500 (a)          88,359
                                        Network Event Theater                            385,800 (a)      1,687, 875
                                                                                                       _____________
                                                                                                          17,922,859
                                                                                                       _____________

  Electronic Technology-9.6%            Advanced Photonix, Cl. A                         975,000 (a,b)     1,157,813
                                        Celerity Systems                                 260,000 (a,b)       755,625
                                        FieldWorks                                       239,200 (a)       1,121,250
                                        Image Processing Systems                         850,000 (a)       1,347,590
                                        Imaging Technologies                             545,000 (a)       1,566,875
                                        iMALL                                            150,000 (a)       1,500,000
                                        LarsonDavis                                      560,000 (a)       1,610,000
                                        Sheldahl                                         255,700 (a)       2,844,663
                                        TAVATechnologies                                 525,000 (a)       6,890,625
                                        Ultralife Batteries                              475,800 (a,b)     7,077,525
                                                                                                       _____________
                                                                                                          25,871,966
                                                                                                       _____________

  Energy Minerals-.2%                   U.S. Energy                                       55,500 (a)         464,813
                                                                                                       _____________

  Finance-4.7%.                         Downey Financial                                 333,000          10,780,875
                                        Preferred Employers Holdings                     256,800 (a,b)     2,054,400
                                                                                                       _____________
                                                                                                          12,835,275
                                                                                                       _____________

  Health Services-6.9%.                 Complete Management                              850,200 (a,b)     7,226,700
                                        Comprehensive Care                               132,560 (a)       1,358,740
                                        HemaCare                                         600,000 (a,b)       412,500
                                        Intelligent Polymers (Units)                     110,000 (a)       3,382,500
                                        Northstar Health Services                        425,000 (a,b)       318,750
                                        Omega Orthodontics                               122,000 (a)         381,250
                                        Omega Orthodontics (Warrants)                     90,000 (a)          53,437
                                        OnGard Systems                                   570,000 (a,b)            -
                                        OncorMed                                         770,000 (a,b)     3,898,125

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             MARCH 31,1998 (UNAUDITED)
Common Stocks (continued)                                                            Shares               Value
                                                                                ________________      ______________
  Health Services (continued)           Pace Health Management Systems                   200,000 (a)   $      62,500
                                        Patient Infosystems                              370,000 (a)       1,665,000
                                                                                                       _____________
                                                                                                          18,759,502
                                                                                                       _____________

  Health Technology-14.8%               Atlantic Pharmaceuticals                         140,000 (a)         910,000
                                        Bentley Pharmaceuticals                          370,000 (a,b)     1,063,750
                                        Biovail                                          160,000 (a)       7,720,000
                                        Hemispherx BioPharmaceutical                   1,175,000 (a,b)     3,598,438
                                        MacroChem                                      1,000,000 (a,b)    11,187,500
                                        NeoPharm                                         350,000 (a)       1,334,375
                                        NeoPharm (Warrants)                               56,000 (a)         112,000
                                        ONCOR                                          2,590,000 (a,b)     4,532,500
                                        Pacific Pharmaceuticals                          400,000 (a)         225,000
                                        Sepracor                                         120,000 (a)       5,115,000
                                        Transcend Therapeutics                           300,000 (a,b)     1,050,000
                                        VIMRx Pharmaceuticals                          1,620,000 (a)       3,290,625
                                                                                                       _____________
                                                                                                          40,139,188
                                                                                                       _____________

  Industrial Services-1.5%              Commodore Applied Technologies                   940,000 (a)       4,112,500
                                                                                                       _____________

  Process Industries-9.5%               Chromatics Color Science                       1,104,000 (a,b)    13,662,000
                                        Eco Soil Systems                                 750,000 (a)       7,312,500
                                        Stelax Industries                              2,800,000 (a,b)     2,996,000
                                        TST/Impreso                                      206,600 (a)       1,859,400
                                                                                                       _____________

                                                                                                          25,829,900
                                                                                                       _____________

   Producer Manufacturing-1.9%          CCACos.                                          680,000 (a,b)     5,015,000
                                                                                                       _____________

  Technology Services-11.5%             A.C.S. Electronics Limited                        46,200 (a)         141,487
                                        Crystal Systems Solutions                        167,500 (a)       3,088,281
                                        EA Industries                                    740,000 (a,b)     4,255,000
                                        Image Guided Technologies                        280,000 (a,b)       770,000
                                        Level 8 Systems                                  279,000 (a)       3,382,875
                                        Microvision                                      237,500 (a)       3,443,750
                                        Microvision (Warrants)                           105,000 (a)         800,625
                                        Network Associates                                30,000 (a)       1,987,500
                                        Newcom                                           650,000 (a,b)    10,075,000
                                        Newcom (Warrants)                                100,000 (a)         550,000
                                        Smallworldwide, A.D.S.                           140,000 (a)       2,730,000
                                                                                                       _____________
                                                                                                          31,224,518
                                                                                                       _____________


DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                     MARCH 31, 1998 (UNAUDITED)

Common Stocks (continued)                                                            Shares               Value
                                                                                ________________      ______________
  Transportation-6.6%                   American Classic Voyages                         779,700 (a,b) $  17,933,100
                                                                                                       _____________
                                        TOTAL COMMON STOCKS
                                          (cost $218,543,009)                                           $205,716,032
                                                                                                       =============

Convertible Preferred Stocks-.0%
   Health Technology;                   Fresenius Medical Care Holdings, Ser. D
                                          (cost $27,904)                                 149,700 (a)    $      8,608
                                                                                                       =============

                                                                                   Principal
Short-Term Investments-19.2%                                                        Amount
                                                                                ________________
  U.S. Treasury Bills:                  5.40%, 4/16/98                            $    5,337,000      $    5,324,885
                                        5.34%, 4/23/98                                32,600,000          32,493,398
                                        5.04%, 5/28/98                                14,250,000          14,135,715
                                                                                                       _____________
                                        TOTAL SHORT-TERM INVESTMENTS
                                          (cost $51,955,438)                                           $  51,953,998
                                                                                                       =============

TOTAL INVESTMENTS (cost $270,526,351)                                                      95.1%        $257,678,638
                                                                                         =======       =============
CASH AND RECEIVABLES (NET)                                                                  4.9%      $   13,381,067
                                                                                         =======       =============
NETASSETS                                                                                 100.0%        $271,059,705
                                                                                         =======       =============

Notes to Statement of Investments:
(a) Non-income producing.
(b) Investment in non-controlled affiliates (cost $124,205,882)-see Note 1(d).


See notes to financial statements.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                  MARCH 31, 1998 (UNAUDITED)
                                                                                                     Cost               Value
                                                                                                _____________      _____________
ASSETS:                          Investments in securities-See Statement of Investments          $270,526,351       $257,678,638
                                 Cash.......................................                                           7,604,681
                                 Receivable for investment securities sold..                                           6,339,306
                                 Receivable for shares of Common Stock subscribed                                         21,215
                                 Prepaid expenses and other assets                                                        37,757
                                                                                                                   _____________
                                                                                                                     271,681,597
                                                                                                                   _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           204,779
                                 Due to Distributor.........................                                              57,767
                                 Payable for shares of Common Stock redeemed                                             201,824
                                 Accrued expenses and other liabilities.....                                             157,522
                                                                                                                   _____________
                                                                                                                         621,892
                                                                                                                   _____________

NET ASSETS..................................................................                                        $271,059,705
                                                                                                                    ============

REPRESENTED BY:                  Paid-in capital............................                                        $302,213,829
                                 Accumulated investment (loss)..............                                          (8,084,631)
                                 Accumulated net realized gain (loss) on investments                                 (10,221,780)
                                 Accumulated net unrealized appreciation (depreciation)
                                      on investments-Note 4                                                          (12,847,713)
                                                                                                                   _____________
NET ASSETS..................................................................                                        $271,059,705
                                                                                                                    ============

                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                         Class A        Class B         Class C        Class R
                                                                      _____________  _____________  _____________  _____________
Net Assets......................................                       $270,844,978      $189,694         $10,946        $14,087
Shares Outstanding..............................                         21,556,755        15,356             891          1,117
NET ASSET VALUE PER SHARE.......................                             $12.56        $12.35          $12.29         $12.61
                                                                            =======        =======         =======       =======
See notes to financial statements.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $7,082 foreign taxes
                                     withheld at source)..............                  $       89,640
                                 Interest.............................                         177,458
                                                                                         _____________
                                       Total Income...................                                         $      267,098
EXPENSES:                        Management fee-Note 3(a).............                       1,180,235
                                 Shareholder servicing costs-Note 3(c)                         598,414
                                 Interest expense-Note 2..............                         341,966
                                 Loan commitment fees-Note 2..........                          67,463
                                 Directors' fees and expenses-Note 3(d)                         29,422
                                 Prospectus and shareholders' reports.                          24,431
                                 Custodian fees-Note 3(c).............                          13,743
                                 Registration fees....................                           5,219
                                 Distribution fees-Note 3(b)..........                             841
                                 Professional fees....................                             286
                                 Miscellaneous........................                           2,355
                                                                                         _____________
                                       Total Expenses.................                                              2,264,375
                                                                                                                _____________
INVESTMENT (LOSS)-NET.................................................                                             (1,997,277)
                                                                                                                _____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments:
                                       Unaffiliated issuers...........                   $   1,959,655
                                       Affiliated issuers.............                      (8,315,522)            (6,355,867)
                                                                                         _____________
                                 Net unrealized appreciation (depreciation) on
                                     investments:
                                       Unaffiliated issuers...........                     (53,554,628)
                                       Affiliated issuers.............                     (21,430,686)           (74,985,314)
                                                                                         _____________          _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................                                            (81,341,181)
                                                                                                                _____________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................                                           $(83,338,458)
                                                                                                               ==============

See notes to financial statements.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Six Months Ended
                                                                                  March 31, 1998              Year Ended
                                                                                   (Unaudited)             September 30, 1997
                                                                             _________________             __________________
OPERATIONS:
  Investment (loss)-net..............................................         $     (1,997,277)              $     (6,087,354)
  Net realized gain (loss) on investments............................               (6,355,867)                     5,553,495
  Net unrealized appreciation (depreciation) on investments..........              (74,985,314)                    26,988,890
                                                                                ______________                  _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations..              (83,338,458)                    26,455,031
                                                                                ______________                  _____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares...................................................              226,693,300                    261,013,384
    Class B shares...................................................                   69,721                        160,108
    Class C shares...................................................                    9,638                         55,481
    Class R shares...................................................                    5,330                          8,115
  Cost of shares redeemed:
    Class A shares...................................................             (278,176,917)                  (392,860,490)
    Class B shares...................................................                  (92,820)                      (257,314)
    Class C shares...................................................                    -                            (70,507)
    Class R shares...................................................                   (3,000)                       (14,074)
  Net assets received in connection with reorganization-Note 1.......                    -                         30,745,645
                                                                                ______________                  _____________
    Increase (Decrease) in Net Assets from Capital Stock Transactions              (51,494,748)                  (101,219,652)
                                                                                ______________                  _____________
      Total Increase (Decrease) in Net Assets........................             (134,833,206)                   (74,764,621)
NET ASSETS:
  Beginning of Period................................................              405,892,911                    480,657,532
                                                                                ______________                  _____________
  End of Period......................................................           $  271,059,705                 $  405,892,911
                                                                                ==============                  =============
Investment (loss)....................................................         $     (8,084,631)              $     (6,087,354)
                                                                                ==============                  =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                   Shares
                                                                                ________________________________________
                                                                                Six Months Ended
                                                                                  March 31, 1998          Year Ended
                                                                                   (Unaudited)        September 30, 1997
                                                                                    __________        __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................         17,390,145                17,802,990
    Shares issued in connection with reorganization-Note 1.................             ----                   2,158,851
    Shares redeemed........................................................        (21,272,387)              (26,966,317)
                                                                                   ___________               ___________
               Net Increase (Decrease) in Shares Outstanding...............         (3,882,242)               (7,004,476)
                                                                                   ===========               ===========

    Class B
    ________
    Shares sold............................................................              4,959                    11,338
    Shares issued in connection with reorganization-Note 1.................             ----                      24,105
    Shares redeemed........................................................             (7,152)                  (18,752)
                                                                                   ___________               ___________
               Net Increase (Decrease) in Shares Outstanding...............             (2,193)                   16,691
                                                                                   ===========               ===========

    Class C
    ________
    Shares sold............................................................                766                     3,536
    Shares issued in connection with reorganization-Note 1.................             ----                       1,501
    Shares redeemed........................................................             ----                      (5,010)
                                                                                   ___________               ___________
               Net Increase (Decrease) in Shares Outstanding...............                766                        27
                                                                                   ===========               ===========

    Class R
    ________
    Shares sold............................................................                393                       569
    Shares issued in connection with reorganization-Note 1.................            ----                          975
    Shares redeemed........................................................               (234)                     (936)
                                                                                   ___________               ___________
               Net Increase (Decrease) in Shares Outstanding...............                159                       608
                                                                                   ===========               ===========

See notes to financial statements.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                          Class A Shares
                                                  ____________________________________________________________________
                                                    Six Months Ended
                                                     March 31, 1998               Year Ended September 30,
                                                                       _______________________________________________
PER SHARE DATA:                                       (Unaudited)        1997      1996      1995      1994      1993
                                                      __________      _______   _______   _______   _______   _______
    Net asset value, beginning of period                $15.94         $14.81    $16.31    $15.35    $18.53    $18.11
                                                       _______        _______   _______   _______   _______   _______
    Investment Operations:
    Investment income (loss)-net........                  (.21)          (.33)     (.12)      .40       .40       .21
    Net realized and unrealized gain (loss)
      on investments....................                 (3.17)          1.46       .01      1.23      (.56)     1.82
                                                       _______        _______   _______   _______   _______   _______
    Total from Investment Operations....                 (3.38)          1.13      (.11)     1.63      (.16)     2.03
                                                       _______        _______   _______   _______   _______   _______
    Distributions:
    Dividends from investment income-net                    .-             .-      (.28)     (.44)     (.80)     (.24)
    Dividends from net realized gain on investments         .-             .-     (1.11)     (.23)    (2.22)    (1.37)
                                                       _______        _______   _______   _______   _______   _______
    Total Distributions.................                    .-             .-     (1.39)     (.67)    (3.02)    (1.61)
                                                       _______        _______   _______   _______   _______   _______
    Net asset value, end of period......                $12.56         $15.94    $14.81    $16.31    $15.35    $18.53
                                                       =======        =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN(1)..............                (21.20%)(2)      7.63%     (.71%)   11.21%    (1.50%)   12.04%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to
      average net assets................                   .59%(2)       1.20%     1.11%     1.03%     1.03%     1.02%
    Ratio of interest expense, loan commitment fees
      and dividends on securities sold short to
      average net assets................                   .13%(2)        .47%      .39%      .08%      .09%      .04%
    Ratio of net investment income (loss) to
      average net assets................                  (.63%)(2)     (1.44%)    (.66%)    2.55%     2.10%     1.24%
    Portfolio Turnover Rate.............                 25.17%(2)      76.28%   131.43%   298.60%   158.05%   102.23%
    Average commission rate paid(3).....                $.0502         $.0531    $.0961        .-        .-        .-
    Net Assets, end of period (000's Omitted)         $270,845       $405,599  $480,638  $572,077  $570,360  $596,369


(1) Exclusive of sales load.
(2) Not annualized.
(3) For fiscal years beginning October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


See notes to financial statements.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                           Class B Shares
                                                                             __________________________________________
                                                                              Six Months Ended
                                                                               March 31, 1998   Year Ended September 30,
                                                                                                _______________________
PER SHARE DATA:                                                                 (Unaudited)      1997        1996(1)
                                                                                 __________     _______     _______
    Net asset value, beginning of period...........................              $15.74          $14.73      $14.84
                                                                                _______         _______     _______
    Investment Operations:
    Investment (loss)-net..........................................                (.19)           (.22)       (.10)
    Net realized and unrealized gain (loss) on investments.........               (3.20)           1.23        (.01)
                                                                                _______         _______     _______
    Total from Investment Operations...............................               (3.39)           1.01        (.11)
                                                                                _______         _______     _______
    Net asset value, end of period.................................              $12.35          $15.74      $14.73
                                                                                =======         =======     =======
TOTAL INVESTMENT RETURN(2).........................................              (21.54%)(3)       6.86%       (.74%)(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets..............                 .98%(3)        1.95%       1.47%(3)
    Ratio of interest expense and loan commitment fees to average net assets        .13%(3)         .43%        .49%(3)
    Ratio of investment (loss)-net to average net assets...........               (1.02%)(3)      (2.22%)     (1.40%)(3)
    Portfolio Turnover Rate........................................               25.17%(3)       76.28%     131.43%
    Average commission rate paid(4)................................              $.0502          $.0531      $.0961
    Net Assets, end of period (000's Omitted)......................                $190            $276         $13
(1) From January 3, 1996 (commencement of initial offering) to September 30,
    1996.
(2) Exclusive of sales load.
(3) Not annualized.
(4) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See notes to financial statements.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                           Class C Shares
                                                                              __________________________________________
                                                                             Six Months Ended
                                                                               March 31, 1998   Year Ended September 30,
                                                                                                _______________________
PER SHARE DATA:                                                                 (Unaudited)      1997         1996(1)
                                                                                 _________      _______       _______
    Net asset value, beginning of period...........................              $15.76          $14.83      $14.84
                                                                                _______         _______     _______
    Investment Operations:
    Investment (loss)-net..........................................                (.18)(2)        (.37)(2)    (.24)(2)
    Net realized and unrealized gain (loss) on investments.........               (3.29)           1.30         .23
                                                                                _______         _______     _______
    Total from Investment Operations...............................               (3.47)            .93        (.01)
                                                                                _______         _______     _______
    Net asset value, end of period.................................              $12.29          $15.76      $14.83
                                                                                =======         =======     =======
TOTAL INVESTMENT RETURN(3).........................................              (22.02%)(4)       6.27%       (.07%)(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets..............                1.46%(4)        1.99%       1.42%(4)
    Ratio of interest expense and loan commitment fees to average net assets        .08%(4)         .53%        .47%(4)
    Ratio of investment (loss)-net to average net assets...........               (1.34%)(4)      (2.37%)     (1.32%)(4)
    Portfolio Turnover Rate........................................               25.17%(4)       76.28%     131.43%
    Average commission rate paid(5)................................              $.0502          $.0531      $.0961
    Net Assets, end of period (000's Omitted)......................                 $11              $2          $1
(1) From January 3, 1996 (commencement of initial offering) to September 30,
    1996.
(2) Based on average shares outstanding at each month end.
(3) Exclusive of sales load.
(4) Not annualized.
(5) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See notes to financial statements.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                           Class RShares
                                                                              __________________________________________
                                                                              Six Months Ended
                                                                               March 31, 1998   Year Ended September 30,
                                                                                               _______________________
PER SHARE DATA:                                                                 (Unaudited)      1997         1996(1)
                                                                                __________      _______       _______
    Net asset value, beginning of period...........................              $16.02          $14.84      $14.84
                                                                                _______         _______     _______
    Investment Operations:
    Investment (loss)-net..........................................                (.07)           (.10)       (.02)
    Net realized and unrealized gain (loss) on investments.........               (3.34)           1.28         .02
                                                                                _______         _______     _______
    Total from Investment Operations...............................               (3.41)           1.18           -
                                                                                _______         _______     _______
    Net asset value, end of period.................................              $12.61          $16.02      $14.84
                                                                                =======         =======     =======
TOTAL INVESTMENT RETURN............................................              (21.29%)(2)       7.95%          -
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets..............                 .68%(2)         .76%        .73%(2)
    Ratio of interest expense and loan commitment fees to average net assets        .12%(2)         .30%        .35%(2)
    Ratio of investment (loss)-net to average net assets...........                (.71%)(2)       (.90%)      (.56%)(2)
    Portfolio Turnover Rate........................................               25.17%(2)       76.28%     131.43%
    Average commission rate paid(3)................................              $.0502          $.0531      $.0961
    Net Assets, end of period (000's Omitted)......................                 $14             $15          $5
(1) From January 3, 1996 (commencement of initial offering) to September 30,
    1996.
(2) Not annualized.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See notes to financial statements.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Aggressive Growth Fund (the "Fund") is a series of Dreyfus Premier Equity Fund's, Inc.,
(the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering three series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    On September 9, 1996, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of Premier Strategic Growth Fund to the Fund, in a tax free exchange for shares of Common Stock of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by Premier Strategic Growth Fund shareholders on December 16, 1996, and became effective after the close of business on December 27, 1996, at which time the Fund issued 2,158,851 Class A shares valued at $14.07 per share, 24,105 Class B shares valued at $13.97 per share, 1,501 Class C shares valued at $14.03 per share and 975 Class R shares valued at $14.12 per share to the respective Class A, Class B, Class C and Class R shareholders of Premier Strategic Growth Fund.
    With respect to Premier Strategic Growth Fund 1,031,060 Class A shares valued at $29.46 per share, 11,517 Class B shares valued at $29.24 per share, 720 Class C shares valued at $29.24 per share and 467 Class R shares valued at $29.51 per share representing combined net assets of $30,746,605, were exchanged for the respective Class A, Class B, Class C and Class R shares of the Fund.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 200 million shares of $1.00 par value Common Stock in each of the following classes of shares:
Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investmen ts in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Affiliated issuers: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended March 31, 1998:

                                                                 Shares
                                          BeginningPurchases/          Sales/    End of      Dividend   Market Value
                 Name of issuer           of PeriodIncreases         Decreases  Period         Income       3/31/98
             _____________               _____________________________________________________________________________
Advanced Photonix, Cl. A                    975,000          -            -     975,000         -       $  1,157,813
American Classic Voyages                          -    835,000       55,300     779,700         -         17,933,100
Bentley Pharmaceuticals                     150,000    220,000            -     370,000         -          1,063,750
CCA Cos.                                    335,000    345,000            -     680,000         -          5,015,000
Celerity Systems                                  -    260,000            -     260,000         -            755,625
Chromatics Color Science                    720,000    442,500       58,500   1,104,000         -         13,662,000
Complete Management                         960,000     64,500      174,300     850,200         -          7,226,700
Crystal Systems Solutions*                  560,000          -      392,500     167,500         -          3,088,281
EA Industries                               800,000     20,000       80,000     740,000         -          4,255,000
Four Media*                                 605,000          -      345,000     260,000         -          2,437,500
HemaCare                                    600,000          -            -     600,000         -            412,500
Hemispherx BioPharmaceutical                600,000    575,000            -   1,175,000         -          3,598,438
Home Security International                 230,000     67,500            -     297,500         -          3,123,750
Image Guided Technologies                   280,000          -            -     280,000         -            770,000
Imaging Technologies*                       650,000          -      105,000     545,000         -          1,566,875
Larson Davis*                               675,000          -      115,000     560,000         -          1,610,000
MacroChem                                   875,000    140,000       15,000   1,000,000         -         11,187,500
Microvision*                                185,000    115,000       62,500     237,500         -          3,443,750
NeoPharm*                                   440,000          -       90,000     350,000         -          1,334,375
Newcom                                      350,000    300,000            -     650,000         -         10,075,000
Northstar Health Services                   460,000          -       35,000     425,000         -            318,750
ONCOR                                     2,430,000    160,000            -   2,590,000         -          4,532,500
OnGard Systems                              570,000          -            -     570,000         -                  -

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                                                                   Shares
                                          BeginningPurchases/          Sales/    End of      Dividend  Market Value
                 Name of issuer           of PeriodIncreases         Decreases  Period         Income     3/31/98
             _____________               _____________________________________________________________________________
OncorMed                                    770,000          -            -     770,000         -       $  3,898,125
Preferred Employers Holdings                237,400     19,400            -     256,800         -          2,054,400
Sheldahl*                                   585,000     10,000      339,300     255,700         -          2,844,663
Smallworldwide, A.D.S.*                     310,000          -      170,000     140,000         -          2,730,000
Stelax Industries                         1,680,000  1,145,000       25,000   2,800,000         -          2,996,000
Transcend Therapeutics                      300,000          -            -     300,000         -          1,050,000
Triteal                                     900,000          -      900,000           -         -                  -
Ultrafem                                    700,000     25,000            -     725,000         -            611,719
Ultralife Batteries                         390,000    135,000       49,200     475,800         -          7,077,525

*      No longer an affiliated issuer at March 31, 1998.

    (e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $3,603,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. If not applied, the carryover expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $76 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings and an additional commitment fee is paid on the unused portion of the first $46 million on the line of credit utilized for leveraging.
    The average daily amount of borrowings outstanding under both agreements during the period ended March 31, 1998 was approximately $10,379,000, with a related weighted average annualized interest rate of 6.60%.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to Class A, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also includes loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed 11\2% of the average value of DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Class A net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. No expense reimbursement was required for the period ended March 31, 1998.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $10,436 during the period ended March 31, 1998 from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended March 31, 1998, Class B and Class C shares were charged $829 and $12, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor, for the provision of certain services to Class A, Class B and Class C shareholders, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 1998, Class A, Class B and Class C shares were charged $393,113, $277 and $4, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31,1998, the Fund was charged $152,940 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended March 31, 1998, the Fund was charged $13,743 pursuant to the custody agreement.
    (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1998:

                                                                         Purchases                      Sales
                                                                       ____________                 ______________
Unaffiliated issuers....................................                 $40,146,461                  $192,430,215
Affiliated issuers......................................                  39,594,207                    12,605,209
                                                                       ____________                 ______________
    TOTAL...............................................                 $79,740,668                  $205,035,424
                                                                       ============                 ==============

    At March 31, 1998, accumulated net unrealized depreciation on investments was $12,847,713, consisting of $51,412,318 gross unrealized appreciation and $64,260,031 gross unrealized depreciation.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS PREMIER AGGRESSIVE GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                            009SA983
Registration Mark
[Dreyfus logo]
Semi-Annual Report
DREYFUS PREMIER
AGGRESSIVE
GROWTH FUND
March 31, 1998
Registration Mark